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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 1, 2005

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               1-2199
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 1, 2009, the Company entered into the First Amendment to Stockholders Agreement ("Amendment") along with Energy Spectrum Partners, LP, Munawar H. Hidayatallah, Jens H. Mortensen, Saeed Sheikh, Leonard Toboroff, Engel Defined Benefit Plan, RER Corp., Donald Engel and Christopher Engel. The Amendment amends the Stockholders Agreement dated April 2, 2004 ("Stockholders Agreement") by providing that unless and until Energy Spectrum Partners, L.P. ("Energy Spectrum") notifies the Company and the other parties to the Stockholders Agreement that it elects to nominate all three directors it is entitled to nominate to the board of directors of the Company, Energy Spectrum will have the right to designate only one nominee and the other parties to the Stockholders Agreement will not have the right to designate any nominees to the board of directors. The Amendment also terminates the provision of the Stockholders Agreement providing for appointment of an investment banker to seek a sale of the Company by Sep tember 30, 2005 if the Company had not accomplished a "qualified public offering." The Stockholders Agreement and Amendment will terminate upon completion of an offering if Energy Spectrum sells common stock in the Company's proposed public offering that reduces Energy Spectrum's holdings to less than 5% of the Company's outstanding shares of common stock. The Company on June 22, 2004 filed a registration statement which would register the offer and sale of all shares of common stock held by Energy Spectrum. It is currently contemplated that the offer and sale would be consummated during August 2005; however; there can be no assurance that the offering will be consummated.

ITEM 1.02 - TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

Please see description in Item 1.01 above regarding the termination of the Stockholders Agreement dated April 2, 2004, as amended by the First Amendment to Stockholders Agreement dated July 29, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLIS-CHALMERS ENERGY INC.


                                                    /S/ VICTOR M. PEREZ
                                                    ---------------------------
                                                    BY: VICTOR M. PEREZ
                                                    CHIEF FINANCIAL OFFICER

DATE: AUGUST 4, 2005



                                  EXHIBIT INDEX

10.44  First Amendment to Stockholders Agreement